     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 2001

                                                      REGISTRATION NO. 333-66025

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          ---------------------------

                                 NABISCO, INC.
             (Exact name of Registrant as specified in its charter)



                 New Jersey                                13-1841519
       (State or other jurisdiction                      (IRS Employer
    of incorporation or organization)               Identification Number)

                                 7 Campus Drive
                         Parsippany, New Jersey  07054
                                 (973) 682-5000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive office)

           Calvin J. Collier, Esq.                      Copies To:
               Nabisco, Inc.                      Jerry E. Whitson, Esq.
              7 Campus Drive                         Hunton & Williams
        Parsippany, New Jersey  07054                 200 Park Avenue
              (973) 682-5000                   New York, New York  10166-0136
  (Name, address, including zip code, and              (212) 309-1060
 telephone number, including area code, of
            agent for service)

                          ---------------------------

                              PURPOSE OF AMENDMENT

      Termination of Offering and Removal of Securities from Registration

     The Registrant registered $1,000,000,000 in debt securities under this Registration Statement on Form S-3 (the "Registration Statement"), none of which have been sold.

     The offering contemplated by the Registration Statement has terminated. Pursuant to the undertakings in Item 17 of the Registration Statement, the Registrant is removing from registration, by means of a post-effective amendment to the Registration Statement, any of the securities registered under the Registration Statement that remained unsold at the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northfield, State of Illinois, on June 27, 2001.


                        NABISCO, INC.

                                  /s/ John F. Mowrer, III
                        By: _____________________________________
                            Name: John F. Mowrer, III
                            Title: Vice President, Treasurer and Controller

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                               TITLE                               DATE
          ---------                               -----                               ----

/s/ Michael B. Polk                   President and Chief Executive Officer         June 27, 2001
------------------------------           (principal executive officer)
    Michael B. Polk

/s/ John F. Mowrer, III              Vice President, Treasurer and Controller       June 27, 2001
------------------------------         (principal financial and accounting
    John F. Mowrer, III                            officer)


/s/ Calvin J. Collier                                                               June 27, 2001
------------------------------                  Director
    Calvin J. Collier

/s/ Edward J. Moy                                                                   June 27, 2001
------------------------------                  Director
    Edward J. Moy
